Because the electronic format for filing Form N-SAR does not provide adequate space for responding to items 15, 73A, and 74V completely, the answers are as follows:. . .

 				This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO SANTANDER CENTRAL
			HISPANO
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MADRID             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SPAIN               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X




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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: SEB MERCHANT BANKING
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWEDEN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                   filed for ALL series.

15.A) Custodian/Sub-custodian: SVENSKA HANDELSBANKEN
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWEDEN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                    filed for ALL series.

15.A) Custodian/Sub-custodian: BANK LEU LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZURICH                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWITZERLAND                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN             filed for ALL series.

15.A) Custodian/Sub-custodian: UBS AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZURICH                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWITZERLAND            Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                  filed for ALL series.

15.A) Custodian/Sub-custodian: FAR EASTERN INTERNATIONAL
				 BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                     filed for ALL series.

15.A) Custodian/Sub-custodian: HONG KONG AND SHANGHAI
			  BANKING CORP.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN                Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN             filed for ALL series.

15.A) Custodian/Sub-custodian: INTERNATIONAL BANK OF
				TAIPEI
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN             filed for ALL series.

15.A) Custodian/Sub-custodian: INTERNATIONAL
			 COMMERCIAL BANK OF CHINA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                filed for ALL series.

15.A) Custodian/Sub-custodian: DBS THAI DANU BANK
			PUBLIC CO LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN           filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC SHANGHAI
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                             SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN           filed for ALL series.

15.A) Custodian/Sub-custodian: SIAM COMMERCIAL BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND           Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN              filed for ALL series.

15.A) Custodian/Sub-custodian: THAI FARMERS BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                   filed for ALL series.

15.A) Custodian/Sub-custodian: BANQUE INTERNATIONALE
				ARABE DE TUNISIA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TUNIS                State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TUNISIA              Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                 filed for ALL series.

15.A) Custodian/Sub-custodian: TURKIYE GARANTI BANKASI
			 (GARANTI BANK)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                 filed for ALL series.

15.A) Custodian/Sub-custodian: TURKIYE IS BANKASI AS
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL               State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY              Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN           filed for ALL series.

15.A) Custodian/Sub-custodian: YAPI VE KREDI BANKASI
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL         State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY             Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN      filed for ALL series.

15.A) Custodian/Sub-custodian: ING BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KIEV              State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UKRAINE                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                filed for ALL series.

15.A) Custodian/Sub-custodian: THE BANK OF NEW YORK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LONDON          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED KINGDOM       Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN           filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO DE VENEZUELA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA               Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO MERCANTIL
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN               filed for ALL series.

15.A) Custodian/Sub-custodian: BANCO VENEZOLANO
				DE CREDITO, SA
   C) City: CARACAS           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2  Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


This page being
FINANCIAL INFORMATION (Cont. from Screen 33) filed for
Series  2.

73 A) 1. Dividends from net investment income Class A $0.0785
      2. Dividends for a second class of open-end company shares -----------------------Class B & C $0.0091 $0.0061
                              SCREEN NUMBER: 34


                                                          This page being
FINANCIAL INFORMATION (Cont. from Screen 33) filed for
Series  5.


73 A) 1. Dividends from net investment income Class A $0.0430
      2. Dividends for a second class of open-end company shares ------------------Class B & C $0.0150 $0.0150

SCREEN NUMBER: 34


This page being
(Cont. from Screen 33) filed for series  6.


73 A) 1. Dividends from net investment income Class A$ 0.2187
      2. Dividends for a second class of open-end company shares ------------------Class B & C $0.1919 $0.1916

SCREEN NUMBER: 34




 This page being
(Continued from Screen 35)                                filed for series  1.

  74V) 1. Net asset value per share (to nearest cent)  Class A $7.53
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) ---Classes B & C $7.29 & $7.29


                              SCREEN NUMBER: 36


                                                          This page being
(Continued from Screen 35)                                filed for series  2.

 74V) 1. Net asset value per share (to nearest cent)  Class A $12.15
      2. Net asset value per share of a second class of open-end company shares (to nearest cent)-Classes B & C $11.96 & $11.96
                              SCREEN NUMBER: 36


                                                          This page being
(Continued from Screen 35)                                filed for series  3.

 74V) 1. Net asset value per share (to nearest cent)  Class A  $7.81
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) -Classes B & C $7.55 & $7.55
                              SCREEN NUMBER: 36


                                                               This page being
(Continued from Screen 35)                                filed for series  4.

 74V) 1. Net asset value per share (to nearest cent)  Class A $15.21
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) -Classes B & C $14.66 & $14.66
                              SCREEN NUMBER: 36


                                                    This page being
(Continued from Screen 35)                                filed for series  5.

 74V) 1. Net asset value per share (to nearest cent)  Class A $8.24
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) -Classes B & C $8.05 & $8.04
                             SCREEN NUMBER: 36


                                                          This page being
(Continued from Screen 35)                                filed for series  6.

 74V) 1. Net asset value per share (to nearest cent)  Class A $10.55
      2. Net asset value per share of a second class of open-end company shares (to nearest cent) -Classes B & C $10.55 & $10.55
                              SCREEN NUMBER: 36